2018-2019

Capital Estimates

Budget de capital

Capital Estimates 2018 -2019	Budget de capital 2018-2019

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

November 2017	novembre 2017

Cover:	Couverture :
Service New Brunswick (GS 9996)	Service Nouveau-Brunswick (SG 9996)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Service New Brunswick	Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-1869-4	ISBN 978-1-4605-1869-4

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!	Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019
TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Expenditures / État comparatif des dépenses prévues	1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2

Education and Early Childhood Development / Éducation et Développement de la petite enfance	4

Energy and Resource Development / Développement de l’énergie et des ressources	6

Environment and Local Government / Environnement et Gouvernements locaux	8

Health / Santé	10

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	12

Regional Development Corporation / Société de développement régional	14

Social Development / Développement social	17

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	19

Transportation and Infrastructure / Transports et Infrastructure	21

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES CAPITAL ACCOUNT / COMPTE DE CAPITAL (In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2018-2019 ESTIMATE / PRÉVISIONS

600	600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,000
2,135	2,135	Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,055
2,900	1,200	Energy and Resource Development / Développement de l’énergie et des ressources	4,050
1,225	1,225	Environment and Local Government / Environnement et Gouvernements locaux	1,000
20,000	20,000	Health / Santé	15,000
2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000
92,470	77,470	Regional Development Corporation / Société de développement régional	77,455
5,200	4,000	Social Development / Développement social	12,000
10,570	10,570	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	12,590
638,457	626,461	Transportation and Infrastructure / Transports et Infrastructure	688,150

775,557	745,661	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	815,300

Note: / Remarque:

The 2017–2018 Estimate is the total of the Capital Estimates 2017–2018 tabled on December 14, 2016 and the Supplement to Capital Estimates 2017–2018 tabled on January 31, 2017. / Les prévisions de 2017–2018 correspond au total du budget de capital 2017–2018 déposé le 14 décembre 2016 et du supplément au budget de capital 2017–2018 déposé le 31 janvier 2017.

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

100	100	Capital Equipment / Biens d'équipement	500
500	500	Strategic Infrastructure / Infrastructure stratégique	500

600	600	TOTAL	1,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.

TOTAL
	500	TOTAL

STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects to support the continued development of the agriculture, aquaculture and fisheries sectors.		Fournir des investissements en capital pour des projets d’infrastructure stratégique afin d’appuyer le développement continu des secteurs de l’agriculture, de l’aquaculture et des pêches.

TOTAL	500	TOTAL

TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

		Public Schools - Capital Equipment / Écoles publiques -
2,135	2,135	Biens d'équipement	2,055
2,135	2,135	TOTAL	2,055

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /

MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital construction program.		Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	2,055	TOTAL

TOTAL - TO BE VOTED	2,055	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

1,500	250	Caribou Mine Drainage Improvement / Amélioration du réseau de drainage de la mine Caribou	1,250

		Musquash Watershed Infrastructure - Capital Improvements /
650	250	Bassin hydrographique Musquash - Améliorations des biens immobiliers	250

		Sentier NB Trail Infrastructure / Infrastructure du	1,050
750	700	Sentier NB Trail

0	0	Land Purchase / Achat de terrains	1,500

2,900	1,200	TOTAL	4,050

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME ENERGY AND RESOURCE DEVELOPMENT / DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES (In thousands of dollars / En milliers de dollars)

CARIBOU MINE DRAINAGE IMPROVEMENT		AMÉLIORATION DU RÉSEAU DE DRAINAGE DE LA MINE CARIBOU

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of water control infrastructure at the Caribou Mine site.		Assurer la construction d'une infrastructure de régulation des eaux sur le site de la mine Caribou.

TOTAL	1,250	TOTAL

MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.

TOTAL	250	TOTAL

SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.

TOTAL	1,050	TOTAL

LAND PURCHASE		ACHAT DE TERRAINS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of equivalent land base as per the Sisson Mine accommodation agreement.		Pour l’achat de terrain équivalent selon l’entente d’accommodement pour la mine Sisson.

TOTAL	1,500	TOTAL

TOTAL - TO BE VOTED	4,050	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,225	1,225	Local Service Districts / Districts de services locaux	1,000

1,225	1,225	TOTAL	1,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /

MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase of emergency equipment and maintenance of fire halls as well as construction and repairs for community centers and recreation facilities.		Aider les districts de services locaux à se procurer de l'équipement d'urgence, à maintenir les postes d'incendie et à construire et réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL

TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ (In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

20,000	20,000	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	15,000

20,000	20,000	TOTAL	15,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ (In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT		HÔPITAUX PUBLICS - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.		Équiper les hôpitaux en fonction du programme de construction d'hôpitaux et financer l'équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	15,000	TOTAL

TOTAL - TO BE VOTED	15,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION COMMISSION / COMMISSION DE L'ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

2,000	2,000	Deferred Maintenance Program / Programme d'entretien reporté	2,000

2,000	2,000	TOTAL	2,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /

MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance improvements to New Brunswick universities.		Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick.

TOTAL	2,000	TOTAL

TOTAL - TO BE VOTED	2,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2017-2018 ESTIMATE / PRÉVISIONS	2017-2018 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2018-2019 ESTIMATE / PRÉVISIONS

17,870	17,870	Canada-New Brunswick Clean Water and Wastewater Fund / Canada-Nouveau Brunswick Fonds pour l'eau potable et le traitement des eaux usées	21,255

		Canada - New Brunswick New Building Canada Fund - Small Communities Fund / Canada - Nouveau-Brunswick Nouveau
12,500	12,500	Fonds Chantiers Canada - Fonds des petites collectivités	7,000

20,500	20,500	Canada-New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d'investissement stratégique pour les établissements postsecondaires	9,700

1,600	1,600	Economic Development, Innovation and Infrastructure / Développement économique, innovation et infrastructure	0

40,000	25,000	Strategic Infrastructure Initiative / Initiative en matière d’infrastructure stratégique	39,500

92,470	77,470	TOTAL	77,455

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL (In thousands of dollars / En milliers de dollars)

CANADA-NEW BRUNSWICK CLEAN WATER AND WASTEWATER FUND		CANADA-NOUVEAU BRUNSWICK FONDS POUR L'EAU POTABLE ET LE TRAITMENT DES EAUX USÉES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments for the rehabilitation of water and wastewater infrastructure, the planning and design of future facilities and upgrades to existing systems.

Fournir des investissements en capital pour la réhabilitation d’infrastructure d’eau et d’eau usée, la planification et la conception d’installations futures et des améliorations aux systèmes existants.

TOTAL	21,255	TOTAL

CANADA - NEW BRUNSWICK		CANADA - NOUVEAU-BRUNSWICK
NEW BUILDING CANADA FUND -		NOUVEAU FONDS CHANTIERS CANADA -
SMALL COMMUNITIES FUND		FONDS DES PETITES COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's contribution to the Canada - New Brunswick New Building Canada Fund - Small Communities Fund.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités.

TOTAL	7,000	TOTAL

CANADA-NEW BRUNSWICK POST-		CANADA-NOUVEAU BRUNSWICK FONDS
SECONDAY INSTITUTIONS STRATEGIC		D'INVESTISSEMENT STRATÉGIQUE POUR LES
INVESTMENT FUND		ÉTABLISSEMENTS POSTSECONDAIRES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in research, innovation and training infrastructure that aim to accelerate strategic construction, repair and maintenance activities at universities and colleges.

Fournir des investissements en capital pour des infrastructures de recherche, d’innovation et de formation afin d’accélérer la construction stratégique, la réparation et l’entretien aux universités et aux collèges.

TOTAL	9,700	TOTAL

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL (In thousands of dollars / En milliers de dollars)

STRATEGIC INFRASTRUCTURE		INITIATIVE EN MATIÈRE
INITIATIVE		D'INFRASTRUCTURE STRATÉGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects in order to support economic development and create conditions for long-term job growth.

Fournir des investissements en capital pour des projets d’infrastructure stratégique afin d’appuyer le développement économique et de créer les conditions nécessaires pour une croissance à long terme del’emploi.

TOTAL	39,500	TOTAL

TOTAL - TO BE VOTED	77,455	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,200	0	Nursing Home Services - Capital Construction / Services des foyers de soins - Installations permanents	0

1,000	1,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Améliorations des biens immobiliers	9,000

3,000	3,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000

5,200	4,000	TOTAL	12,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL (In thousands of dollars / En milliers de dollars)

SERVICES DES FOYERS DE SOINS -
NURSING HOME SERVICES -		AMÉLIORATIONS DES BIENS
CAPITAL IMPROVEMENTS		IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding to complete planned improvements to Nursing Homes.		Fournir un financement pour mener à bien les améliorations planifiées dans les foyers de soins.

TOTAL	9,000	TOTAL

NURSING HOME SERVICES - CAPITAL MAINTENANCE		SERVICES DES FOYERS DE SOINS - ENTRETIEN

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for unplanned capital maintenance for Nursing Homes.		Fournir un financement pour couvrir les coûts d’entretien imprévus dans les foyers de soins.

TOTAL	3,000	TOTAL

TOTAL - TO BE VOTED	12,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

5,935	5,935	Capital Improvements / Amélioration des installations	3,915

4,635	4,635	Strategic Infrastructure / Infrastructure stratégique	8,675

10,570	10,570	TOTAL	12,590

Note: / Remarque:

The 2017-2018 estimate and revised amounts have been re-stated to reflect the Strategic Infrastructure Program in the department of Tourism, Heritage and Culture. / L’estimation et les montants révisés de 2017-2018 ont été recalculés afin de tenir compte du Programme d’infrastructure stratégique du ministère du Tourisme, du Patrimoine et de la Culture.

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out improvements to provincial parks, attractions and heritage sites as well as Visitor Information Centers.		Améliorer les installations de parcs provinciaux, d’attractions, de sites patrimoniaux et de centres d’information aux visiteurs.

TOTAL	3,915	TOTAL

STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects.		Fournir des investissements en capital pour des projets d'infrastructure stratégique.

TOTAL	8,675	TOTAL

TOTAL - TO BE VOTED	12,590	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

76,980	71,443	Bridges / Ponts	55,290

217,750	225,010	Highways / Routes	217,660

25,000	26,183	Municipal Designated Highway Program / Programme d'amélioration des routes provinciales désignées dans les municipalitiés	25,000

78,655	75,669	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	114,110

16,000	16,300	Vehicle Management Agency / Agence de gestion des véhicules	16,000

224,072	211,856	Public Works and Infrastructure / Travaux publics et infrastructure	260,090

638,457	626,461	TOTAL	688,150

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.

TOTAL	55,290	TOTAL

HIGHWAYS		ROUTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.

TOTAL	217,660	TOTAL

MUNICIPAL DESIGNATED HIGHWAY PROGRAM		PROGRAMME D'AMÉLIORATION DES ROUTES PROVINCIALES DÉSIGNÉES DANS LES MUNICIPALITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for capital work on provincially designated highways within municipalities.		Fournir un financement pour l'exécution de travaux d'immobilisations sur les routes provinciales désignées dans les municipalités.

TOTAL	25,000	TOTAL

FEDERAL-PROVINCIAL		PROGRAMME FÉDÉRAL-PROVINCIAL À
COST-SHARED PROGRAM		FRAIS PARTAGÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for federal-provincial cost-shared projects for the construction and upgrading of highways and bridges.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration de routes et de ponts.

TOTAL	114,110	TOTAL

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.

TOTAL	16,000	TOTAL

PUBLIC WORKS AND		TRAVAUX PUBLICS ET
INFRASTRUCTURE		INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction services.		Offrir des services de planification, de conception et de construction.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	2,900	GESTION DES IMMOBILISATIONS

Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.

CAPITAL CONSTRUCTION	198,269	INSTALLATIONS PERMANENTES

Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.

CAPITAL IMPROVEMENTS	58,921	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.

TOTAL	260,090	TOTAL

TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	688,150	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

Less amounts authorized by law	41,360	Moins crédits autorisés par la loi

TOTAL - TO BE VOTED	646,790	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /

MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2017-2018	2017-2018		2018-2019
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

2,900	2,900	Capital Administration / Gestion des immobilisations	2,900

		Capital Construction / Installations permanente

0	0	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,300

64,762	64,534	Education and Early Childhood Development / Éducation et Développement de la petite enfance	82,362

80,291	64,470	Health / Santé	79,892

114	114	Justice and Public Safety / Justice et sécurité publique	3,215

14,550	14,550	Transportation and Infrastructure / Transports et Infrastructure	31,500

159,717	143,668	Total Capital Construction / Total des installations permanentes	198,269

		Capital Improvements / Améliorations des biens immobiliers

21,160	21,270	Education and Early Childhood Development / Éducation et Développement de la petite enfance	21,350

0	0	Energy and Resource Development / Développement de l’énergie et des ressources	170

10,000	10,000	Health / Santé	5,000

450	450	Legislative Assembly / Assemblée législative	50

3,695	3,695	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,251

26,150	29,873	Transportation and Infrastructure / Transports et Infrastructure	28,100

61,455	65,288	Total Capital Improvements / Total des améliorations des biens immobiliers	58,921

		TOTAL - PUBLIC WORKS AND
		INFRASTRUCTURE / TOTAL - TRAVAUX
224,072	211,856	PUBLICS ET INFRASTRUCTURE	260,090